UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 7.01	Regulation FD Disclosure

Representatives of Great Plains Energy will participate in meetings with investors at the Wells Fargo Securities 10th Annual Pipeline, MLP, and E&P, Services and Utility Symposium (the “Wells Fargo Symposium”); a representative of Great Plains Energy will participate on a webcast panel at the Wells Fargo Symposium, which is scheduled for 9:15 a.m. Eastern Time on December 7, 2011.  On December 8, 2011, Great Plains Energy will also participate in meetings with investors at the Goldman Sachs Sixth Annual Clean Energy and Power Conference (“Goldman Sachs Conference”); a representative of Great Plains Energy will participate on a panel at the Goldman Sachs Conference.  At the Wells Fargo Symposium and the Goldman Sachs Conference, Great Plains Energy will reaffirm its 2011 updated earnings guidance range of $1.22 - $1.32 per share which was previously provided on November 3, 2011. An audio-only link to the Wells Fargo Symposium webcast and the presentation slides will be made available in the Investor Relations section of Great Plains Energy’s website at www.greatplainsenergy.com. A copy of the presentation slides to be used in the investor meetings and presentation is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits

(d) Exhibits

99.1	Investor presentation slides (furnished and not deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date:  December 6, 2011

Exhibit Index

Exhibit No.	Title

99.1	Investor presentation slides (furnished and not deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended).